UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

BROADWAY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39043	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5055 Wilshire Boulevard Suite 500, Los Angeles, California	90036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share (including attached preferred stock purchase rights)	BYFC	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Broadway Financial Corporation (the “Company”) was held on June 24, 2020. Only stockholders of record as of the close of business on May 1, 2020, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 19,282,571 shares of the Company’s voting stock were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

(1) To elect two directors to serve until the Annual Meeting to be held in the year 2023 or until their successors are elected and have been qualified.

The stockholders elected Virgil Roberts and Daniel A. Medina to serve as directors for three-year terms. The number of votes cast with respect to each of these persons was as follows:

	For	Withheld
Virgil Roberts	9,761,535	3,104,771
Daniel A. Medina	9,236,014	3,630,292

Broker non-votes received with respect to this proposal were 1,331,540.

(2) To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

The stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for 2020, with 11,409,496 shares voting “for”, 2,779,997 shares voting “against” and 8,353 shares abstaining.

No broker non-votes were received with respect to this proposal.

(3) To cast an advisory (non-binding) vote on the Company’s executive compensation.

The stockholders approved the Company’s executive compensation on an advisory (non-binding) basis, with 10,023,437 shares voting “for”, 2,748,652 shares voting “against” and 94,217 shares abstaining.

Broker non-votes received with respect to this proposal were 1,331,540.

(4) To cast an advisory (non-binding) vote on frequency of advisory vote on the Company’s executive compensation.

The stockholders votes received with respect to this proposal were 12,582,151 shares for “1 Year”, 47,129 shares for “2 Years”, 198,619 shares for “3 Years” and 38,407 shares abstaining.

Broker non-votes received with respect to this proposal were 1,331,540.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION
(Registrant)

Date: June 26, 2020	By	/s/ Brenda J. Battey
Brenda J. Battey
Chief Financial Officer